UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report: August 4, 2009
(Date of earliest event reported)

GSI COMMERCE, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-16611	04-2958132
(State or other	(Commission File No.)	(IRS Employer
jurisdiction of incorporation)		Identification No.)
935 First Avenue, King of Prussia, PA 19406
(Address of principal executive offices and zip code)
(610) 491-7000
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events
     GSI Commerce, Inc. (the “Company”) is filing this Current Report on Form 8-K for the purpose of reissuing its consolidated financial statements that were previously filed in its 2008 Annual Report on Form 10-K (the “2008 Form 10-K”) in order to retrospectively apply FSP APB 14-1, “Accounting for Convertible Debt Instruments that may be Settled in Cash upon Conversion (Including Partial Cash Settlement),” (“FSP APB 14-1”), for the purpose of incorporation into future registration statements to register securities and correct an immaterial misstatement in its stock-based compensation expense.
     In May 2008, the Financial Accounting Standards Board issued Staff Position FSP APB 14-1, which changes the accounting treatment for convertible debt instruments that allow for either mandatory or optional cash settlements. FSP APB 14-1 requires the issuer of convertible debt instruments with cash settlement features to separately account for the liability and equity components of the instrument. The Company’s $207,500,000 of subordinated convertible notes are subject to the provisions of FSP APB 14-1 because under the notes the Company has the ability to elect cash settlement of the conversion value of the notes. The debt component of the notes is recognized at the present value of the Company’s cash flows discounted using its nonconvertible debt borrowing rate. The equity component of the notes is recognized as the difference between the proceeds from the issuance of the note and the fair value of the liability. FSP APB 14-1 also requires an accretion of the resultant debt discount over the expected life of the debt. The Company adopted FSP APB 14-1 in its first fiscal quarter of 2009. The new accounting treatment has been retrospectively applied to prior periods as required by FSP APB 14-1.
     The Company recognizes stock-based compensation expense for all stock-based awards over the requisite service period, net of estimated forfeitures, in accordance with Statement of Financial Accounting Standard (“SFAS”) 123(R), “Share-Based Payment,” (“SFAS 123(R)”). SFAS 123(R), requires that the amount of stock-based compensation expense recognized at any date must at least equal the portion of grant date value of the award that has vested at that date. Subsequent to the issuance of the Company’s fiscal 2008 financial statements, the Company discovered a computational error in the software used by the Company to calculate the stock-based compensation expense whereby the expense recognized for each vested portion of the award was less than the grant date fair value of that vested portion of the award. Therefore in reissuing its consolidated financial statements, the Company has also recorded adjustments to correct stock-based compensation for all periods presented.
     Neither this Current Report nor Exhibits 99.1, 99.2 or 99.3 hereto reflect any events occurring after January 3, 2009 or modify or update the disclosures in the 2008 Form 10-K that may have been affected by subsequent events, except as required to reflect the effects of the Company’s retrospective application of FSP APB 14-1 and the correction of an immaterial misstatement in the Company’s stock-based compensation expense. Accordingly, the Company has amended disclosures, to the extent relevant, in only the following items of the 2008 Form 10-K:
•	Part II, Item 6 — Selected Financial Data

•	Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 — Financial Statements
     Therefore, this Current Report should be read in conjunction with the 2008 Form 10-K and the Company’s filings made with the SEC subsequent to the filing of the 2008 Form 10-K.
     In addition, Schedule II — Valuation and Qualifying Accounts which was originally filed as Item 15(a)(2) to the 2008 Form 10-K is being filed as Exhibit 99.4 hereto. This financial statement schedule has not been modified or updated, but is being included herein for the convenience of the reader.
Item 9.01. Financial Statements and Exhibits

Exhibit
Number	Description

12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Deloitte & Touche LLP
99.1	Part II, Item 6 of the Company’s Annual Report on Form 10-K for the year ended January 3, 2009: Selected Financial Data.
99.2	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended January 3, 2009: Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended January 3, 2009: Consolidated Financial Statements of the Company and Notes thereto.
99.4	Financial Statement Schedule — Schedule II — Valuation and Qualifying Accounts

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSI COMMERCE, INC.
By:	/s/ Michael R. Conn
Michael R. Conn
Executive Vice President Finance and Chief Financial Officer

Dated: August 4, 2009

Exhibit Index

Exhibit
Number	Description

12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges
23.1	Consent of Deloitte & Touche LLP
99.1	Part II, Item 6 of the Company’s Annual Report on Form 10-K for the year ended January 3, 2009: Selected Financial Data.
99.2	Part II, Item 7 of the Company’s Annual Report on Form 10-K for the year ended January 3, 2009: Management’s Discussion and Analysis of Financial Condition and Results of Operations
99.3	Part II, Item 8 of the Company’s Annual Report on Form 10-K for the year ended January 3, 2009: Consolidated Financial Statements of the Company and Notes thereto.
99.4	Financial Statement Schedule — Schedule II — Valuation and Qualifying Accounts

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